                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - April 14, 2006

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

    Pennsylvania                     0-15536                   23-2428543
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)                     Number)
    incorporation)

           105 Leader Heights Road
                P.O. Box 2887
             York, Pennsylvania                                  17405-2887
  (Address of principal executive offices)                       (Zip code)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Page 1 of 6 sequentially numbered pages in manually signed copy
                          Exhibit Index found on page 3

                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

Section 2 - Financial Information

     ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     (a) On April 14, 2006, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99, announcing the declaration of a quarterly cash dividend, a 5% stock dividend, and the results of operations, in summary form, for the period ended March 31, 2006, compared to the period ended March 31, 2005.

Section 9 - Financial Statements and Exhibits.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

No.   Description
---   -----------
99    Press release of Codorus Valley Bancorp, Inc., dated April 14, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                        (Registrant)


Date: April 14, 2006                    /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief
                                        Executive Officer
                                        (Principal Executive Officer)

                                  EXHIBIT INDEX

                                                                   Page Number
Exhibit                                                    In Manually Signed Original
-------                                                    ---------------------------
   99     Press release of Codorus Valley Bancorp, Inc.,            4
          dated April 14, 2006.